EXHIBIT 32.2

CERTIFICATION OF THE

PRINCIPAL FINANCIAL OFFICER

PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report on Form 10-Q of LZG International, Inc. (the “Company”) for the first quarter ended November 30, 2022, as filed with the Securities and Exchange Commission (the “Report”), I, Peter B. Ritz, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. §1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1.

The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended, except as noted in Item 1, the failure of the financial statements to have independent auditor review, which is currently in process; and

2.

To my knowledge, the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company as of and for the period covered by the report.

Date: June 27, 2023	By:	/s/
Peter B. Ritz
Chief Financial Officer
(Principal Financial Officer)